UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2009

WORKSTREAM INC.

(Exact Name of Registrant as Specified in Charter)

CANADA	001-15503	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA K2K-3G1

(Address of Principal Executive Offices) (Zip Code)

(613) 270-0619

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On January 12, 2009, Workstream Inc. (the “Company”) received written notice from McGladrey & Pullen, LLP (“McGladrey”) stating that McGladrey was resigning as the Company’s independent registered public accounting firm effective upon completion of McGladrey’s review of the Company’s consolidated financial statements for the three and six month periods ended November 30, 2008 and the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended November 30, 2008.

The reports of McGladrey on the Company’s financial statements for the previous two fiscal years did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except that McGladrey’s report included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2008 (the “2008 Annual Report”) included an emphasis paragraph relating to an uncertainty as to the Company’s ability to continue as a going concern.

During the previous two fiscal years and through the date of this Current Report, there have been no disagreements with McGladrey on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference to the subject matter of such disagreements in their reports on the financial statements for such years.  During the previous two fiscal years and through the date of this Current Report, there have been no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K except that the Company’s 2008 Annual Report contained a report in Item 9A(T) by management of a material weakness in internal control over financial reporting, that was identified by McGladrey, as a result of inadequate staffing in the Company's accounting department. During the quarter ended August 31, 2008, the material weakness noted above continued to exist as indicated in Item 4T of the interim filing.

           The Company provided McGladrey with a copy of this disclosure and requested that McGladrey furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of McGladrey’s letter, dated January 16, 2009, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Audit Committee of the Company’s Board of Directors is in the process of seeking to engage a new independent registered public accounting firm.  No successor auditor has been selected or engaged as of the date of the filing of this Current Report.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from McGladrey to the Securities and Exchange Commission dated January 16, 2009.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSTREAM INC.

Dated: January 16, 2009	By:	/s/ Steve Purello
Name: Steve Purello Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from McGladrey to the Securities and Exchange Commission dated January 16, 2009.